UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 9, 2021, Mondelez International Holdings Netherlands B.V. (“MIHNBV”), a wholly-owned Dutch subsidiary of Mondelēz International, Inc. (the “Company”), issued €650 million aggregate principal amount of its 0.250% Notes due 2029 (the “2029 Notes”), €650 million aggregate principal amount of its 0.625% Notes due 2032 (the “2032 Notes”) and €700 million aggregate principal amount of its 1.250% Notes due 2041 (the “2041 Notes” and together with the 2029 Notes and the 2032 Notes, the “Notes”) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued pursuant to an Indenture, dated as of October 28, 2016 (the “Base Indenture”), by and between MIHNBV, as issuer, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, as supplemented and modified in respect of the Notes by a fourth supplemental indenture, dated as of September 9, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Notes will be fully and unconditionally guaranteed by the Company, on a senior unsecured basis. The Notes are not registered under the Securities Act, do not bear registration rights and are subject to restrictions on transferability and resale.

MIHNBV will pay interest on the 2029 Notes, 2032 Notes and 2041 Notes annually in arrears on September 9 of each year, beginning on September 9, 2022. The 2029 Notes will mature on September 9, 2029, the 2032 Notes will mature on September 9, 2032 and the 2041 Notes will mature on September 9, 2041.

The Company intends to allocate an amount equal to the net proceeds from the sale of the Notes, or approximately €1,971.1 million, after deducting its estimated expenses of the offering and the discount to the initial purchasers, to finance or refinance, in whole or in part, one or more new or existing eligible projects in accordance with the Company’s Green Bond Framework, August 2021. Pending full allocation of an amount equal to the net proceeds from the sale of the Notes, proceeds will be managed in alignment with the Company’s normal liquidity practices, which may include re-financing existing debt. Neither the terms of the Notes, nor the Indenture require us to use the proceeds as described above.

The Indenture contains customary agreements and covenants consistent with those contained in the Company’s outstanding senior unsecured notes. These covenants limit MIHNBV’s and the Company’s ability, subject to certain exceptions, to (i) incur debt secured by liens above a certain threshold, (ii) engage in certain sale and leaseback transactions above a certain threshold and (iii) consolidate, merge, convey or transfer its assets substantially as an entirety. If the Company experiences both a change of control event and a rating downgrade of the applicable series of Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, MIHNBV will be required to make an offer to purchase the Notes of that series at a price equal to 101% of their aggregate principal amount, plus accrued and unpaid interest to the date of repurchase.

Prior to June 9, 2029, MIHNBV may redeem the 2029 Notes in whole or in part, at its option, at the redemption price described in the related offering memorandum, plus accrued and unpaid interest to, but not including, the date of redemption. On or after June 9, 2029, MIHNBV may redeem the 2029 Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption. Prior to June 9, 2032, MIHNBV may redeem the 2032 Notes in whole or in part, at its option, at the redemption price described in the related offering memorandum, plus accrued and unpaid interest to, but not including, the date of redemption. On or after June 9, 2032, MIHNBV may redeem the 2032 Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption. Prior to June 9, 2041, MIHNBV may redeem the 2041 Notes in whole or in part, at its option, at the redemption price described in the related offering memorandum, plus accrued and unpaid interest to, but not including, the date of redemption. On or after June 9, 2041, MIHNBV may redeem the 2041 Notes in whole or in part, at its option, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption.

The Indenture and the Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and the description of the material terms of the Indenture (as supplemented and modified by the Supplemental Indenture) is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit No.	Description

4.1	Indenture, dated as of October 28, 2016, by and among Mondelez International Holdings Netherlands B.V., as issuer, Mondelēz International, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 the Mondelēz International, Inc.’s Current Report on Form 8-K filed with the SEC on October 28, 2016).

4.2	Fourth Supplemental Indenture, dated as of September 9, 2021, by and among Mondelez International Holdings Netherlands B.V., as issuer, Mondelēz International, Inc., as guarantor, and Deutsche Bank Trust Company Americas, as trustee, paying agent, transfer agent and registrar.

4.3	Specimen of 0.250% Notes due 2029 (included in Exhibit 4.2 hereto).

4.4	Specimen of 0.625% Notes due 2032 (included in Exhibit 4.2 hereto).

4.5	Specimen of 1.250% Notes due 2041 (included in Exhibit 4.2 hereto).

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Corporate Secretary

Date: September 10, 2021